Subsequent Events	6 Months Ended
Jun. 30, 2024
Subsequent Event [Abstract]
Subsequent Events
23.	Subsequent Events

On July 2, 2024, the Company paid partial payment of CAD959,926 ($699,826) to outstanding Halo loans.

On September 5, 2024, Health Canada approved a hemp license for Akanda’s subsidiary, 1468243 B.C. Ltd. As a result, Akanda was required to pay an additional $750,000 to the seller within ten business days of the milestone event and made the payment on September 16, 2024. To date, the Company have not yet cultivated any product from this land.

On September 17, 2024, the Company fully paid the remaining loan balance owing to Halo.

On October 3, 2024, pursuant to an underwriting a greement entered with Univest Securities, LLC (“Univest”) as the underwriter on October 2, 2024, the Company announced closing of underwritten public offering with the issuance of 258,940 common shares at a purchase price of $1.00 per share and 1,241,060 prefunded warrants to purchase 1,241,060 common shares at a price of $0.0001 per share for gross proceeds of $1,500,000. The prefunded warrants are immediately exercisable for $0.0001 per share and may be exercised at any time until all of the prefunded warrants are exercised in full, subject to certain beneficial ownership limitations as set forth in the prefunded warrant.

Pursuant to the underwriting agreement, Univest received a cash fee of $37,500, representing an underwriting discount equal to 2.5% per common share (or pre-funded warrant in lieu thereof), and including a reimbursement of $28,000 in fees and expenses (including legal fees).